Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
(12)         Income Taxes

The components of the benefit for income taxes for the period for the years ended December 31, 2009, 2010 and 2011 were as follows (in thousands):

	December 31,
	2009	2010	2011
Current:
Federal	$4	$1,913	$422
State	106	285	352
Foreign	—	724	1,508
	110	2,922	2,282
Deferred:
Federal	(2,169)	(4,120)	(5,189)
State	(554)	(616)	(916)
Foreign	—	(670)	(259)

Total	(2,723)	(5,406)	(6,364)
Benefit for income taxes	$(2,613)	$(2,484)	$(4,082)

Deferred taxes result from temporary differences between the bases of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. The sources of the temporary differences and their effect on deferred tax assets and liabilities as of December 31, 2010 and 2011 were as follows (in thousands):

	December 31,
	2010		2011
	Current	Noncurrent	Current	Noncurrent
Deferred tax assets:
Allowance for doubtful accounts	$542	$—	$2,578	$—
Basis difference of intangible assets	—	6,198	—	—
Loss on interest rate swap	—	257	—	131
Net operating loss carryforwards	—	51	1,224	—
Shared-based compensation	—	766	—	3,565
Tax credits	—	—	—	2,407
Foreign currency translation	—	—	—	960
Other deferred tax assets	620	1,114	329	1,115
Total deferred tax assets	1,162	8,386	4,131	8,178
Deferred tax liabilities:
Basis difference of intangible assets	—	—	—	(4,308)
Basis difference of property and equipment	—	(538)	—	(1,168)
Cash to accrual adjustments	—	(179)	(2,154)	(4,758)
Other deferred tax liabilities	(1,094)	—	(337)	(103)
Total deferred tax liabilities	(1,094)	(717)	(2,491)	(10,337)
Net deferred tax assets (liabilities)	$68	$7,669	$1,640	$(2,159)

The reconciliation of income tax computed at the U.S. federal statutory rate to income tax benefit for the years ended December 31, 2009, 2010 and 2011 were as follows (in thousands):

	December 31,
	2009	2010	2011
Expected tax benefit	$(2,386)	$(2,897)	$(4,221)
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal benefit	(234)	(297)	(274)
Non-deductible items	—	636	668
Tax rate international	—	(14)	(533)
Other	7	88	278

Income tax benefit	$(2,613)	$(2,484)	$(4,082)

As of December 31, 2009, the Company had federal net operating losses (“NOLs”). On December 31, 2009, a change in ownership took place as defined for income tax purposes under Internal Revenue Code Section 382 (“IRC Section 382”), limiting the annual utilization of the NOL carryforward. The Company generated $5.2 million of federal taxable income in the year ended December 31, 2010, fully utilizing the federal NOLs and resulting in federal income taxes payable of approximately $800,000 as of December 31, 2010, included in accrued expenses in the accompanying Consolidated Balance Sheet. In 2011, in conjunction with the MES acquisition, the Company acquired $20.1 million of federal NOLs. The Company generated $17.7 million of estimated federal taxable income in the year ended December 31, 2011 and expects to utilize $17.7 million of the NOLs in 2011 to offset against this federal taxable income. As of December 31, 2011, the Company has $2.4 million in estimated federal NOLs to offset against future federal taxable income. These NOLs are subject to IRC Section 382 limitations and expire in 2031. For the year ended December 31, 2011, the Company was subject to the alternative minimum tax (“AMT”) and the Company has estimated AMT credit carryforwards of $355,000 as of December 31, 2011, which may be used to offset future federal tax liabilities. For the year ended December 31, 2011, the Company generated $2.1 million in estimated foreign tax credits related to income taxes payable at certain of the Company’s businesses located in the U.K. which may be used to offset against future federal taxable income. Management believes that it is more likely than not that the recorded deferred tax assets will be realized.

The Company applies the provisions of ASC 740 as it relates to uncertain tax positions. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. ASC 740 states that a tax benefit from an uncertain tax position may be recognized only if it is “more likely than not” that the position is sustainable, based on its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement with a taxing authority having full knowledge of all relevant information.

As of the adoption date, the total amount of liability for unrecognized tax benefits related to federal and state taxes was approximately $96,000. As of December 31, 2009, the liability related to unrecognized tax benefits was approximately $96,000. The Company recorded an additional liability of $80,000 and $132,000 in the years ended December 31, 2010 and 2011, respectively, related to acquired liabilities for unrecognized tax benefits and interest and penalties on prior year tax positions. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense.

The following table summarizes the activity related to the unrecognized tax benefits for the years ended December 31, 2010 and 2011 (in thousands):

Balance at January 1, 2010	$96
Increase to prior year tax positions	80
Increase to current year tax positions	—
Expiration of the statute of limitations for the assessment of taxes	—
Decrease related to settlements	—
Balance at December 31, 2010	176
Increase to prior year tax positions	132
Increase to current year tax positions	—
Expiration of the statute of limitations for the assessment of taxes	—
Decrease related to settlements	—
Balance at December 31, 2011	$308

The Company is no longer subject to U.S. federal income or state tax return examinations by tax authorities for tax years before 2006 and 2005, respectively, which periods relate to certain acquired businesses. The Internal Revenue Service (“IRS”) commenced an examination of the Company’s U.S. income tax returns for 2009 during the second quarter of 2011. As of December 31, 2011, the IRS had not proposed any adjustments to the Company’s tax positions and in January 2012, the Company received a closure letter from the IRS stating that no adjustments were identified. The Company operates in multiple taxing jurisdictions and faces audits from various tax authorities. The Company remains subject to examination until the statute of limitations expires for the respective tax jurisdiction. The Company does not anticipate that the amount of the unrecognized benefit will significantly increase or decrease within the next 12 months.

Undistributed earnings of the Company’s foreign subsidiaries are considered indefinitely reinvested and, accordingly, no provision for U.S. federal income taxes has been recorded. Deferred taxes are provided for earnings outside the United States when those earnings are not considered indefinitely reinvested.